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                                                                    Exhibit 23.2


                          Independent Auditors' Consent


The Board of Directors
First Bancorp:


We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.


/s/  KPMG LLP
Raleigh, North Carolina
April 23, 2001.